The PNC Financial Services Group, Inc. Third Quarter 2013 Earnings Conference Call October 16, 2013 Exhibit 99.2

Cautionary Statement Regarding Forward-Looking
Information and Adjusted Information
This presentation includes “snapshot” information about PNC used by way of illustration. It is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC filings. The presentation also contains forward-looking statements regarding our outlook for earnings, revenues, expenses, capital levels and ratios, liquidity levels, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time. The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed Cautionary Statement included in the Appendix, which is included in the version of the presentation materials posted on our corporate website at www.pnc.com/investorevents, and in our SEC filings. We provide greater detail regarding these as well as other factors in our 2012 Form 10-K and our 2013 Form 10-Qs, including in the Risk Factors and Risk Management sections and in the Legal Proceedings and Commitments and Guarantees Notes of the Notes To Consolidated Financial Statements in those reports, and in our subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss in this presentation or in SEC filings, accessible on the SEC’s website at www.sec.gov and on PNC’s corporate website at
www.pnc.com/secfilings. We have included web addresses in this presentation as inactive textual references only. Information on those websites is not part of this presentation. Future events or circumstances may change our outlook and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject. Forward-looking statements in this presentation speak only as of the date of this presentation. We do not assume any duty and do not undertake to update those statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.
In this presentation, we may sometimes refer to adjusted results to help illustrate the impact of certain types of items, such as provisions for residential mortgage repurchase obligations, gains on sales of a portion of our VISA shares, non-cash charges related to redemptions of trust preferred securities, expenses for residential mortgage foreclosure-related matters, and integration costs. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others to help evaluate the impact of these respective items on our operations. We may also provide information on the components of net interest income (purchase accounting accretion and the core remainder), on the impact of purchase accounting accretion on net interest margin, core net interest margin (net interest margin less (annualized purchase accounting accretion divided by average interest-earning assets)), on pretax pre-provision earnings (total revenue less noninterest expense), and on tangible book value per share (calculated as book value per share less total intangible assets, other than servicing rights, per share). Where applicable, we provide GAAP reconciliations for such additional information, including in the slides, the Appendix and/or other slides and materials on our corporate website at www.pnc.com/investorevents and in our SEC filings. In certain discussions, we may also provide information on yields and margins for all interest-earning assets calculated using net interest income on a taxable-equivalent basis by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. We believe this adjustment may be useful when comparing yields and margins for all earning assets. We may also use annualized, proforma, estimated or third party numbers for illustrative or comparative purposes only. These may not reflect actual results.
This presentation may also include discussion of other non-GAAP financial measures, which, to the extent not so qualified therein or in the Appendix, is qualified by GAAP reconciliation information available on our corporate website at www.pnc.com under “About PNC–Investor Relations.”

3Q13 Highlights
Financial performance: Net income of $1.0 billion; Diluted EPS of $1.79; ROAA of 1.36%
Stronger capital position
Grew commercial and consumer loans
Maintained expense discipline
Continued improvement in overall credit quality
Demonstrated progress on strategic priorities
YTD performance highlights
PNC Is Well-Positioned to Continue to Create Shareholder Value.

Continued Loan Growth and Capital Improvement
Investment securities stable
from end of 2Q13
Loans increased $3.1 billion
within commercial and
consumer lending
Total deposits grew $3.8 billion
Stronger capital position
(1) Estimated as of September 30, 2013. (2) See Note A in the Appendix for further details. (3) PNC’s pro forma Basel III Tier 1 common capital ratio was estimated without benefit of phase-ins. See Estimated  Pro forma  Basel III Tier 1 Common Capital and related information in the
Appendix for further details. (4) Pro forma Basel III Tier 1 common capital ratio estimate not provided in 3Q12.
Linked quarter highlights
% change from:
Category (billions)
Sep. 30,
2013
Jun. 30,
2013
Sep. 30,
2012
Investment securities $57 (0.3%) (8.8%)
Total commercial lending $114 1.0% 8.8%
Total consumer lending 79 2.5% 2.3%
Total loans $193 1.6% 6.0%
Total assets $309 1.4% 2.6%
Transaction deposits 182 3.5% 8.0%
Total deposits $216 1.8% 4.8%
Total shareholders’ equity $41 2.1% 6.3%
Capital ratios (1) :
Basel I Tier 1 common capital
ratio (2) 10.4% 10.1% 9.5%
Pro forma Basel III Tier 1
common capital ratio (3) 8.6% 8.2%
*
(4)
Balances at period-end
– Commercial lending
increased $1.2 billion
largely as a result of
commercial real estate and
to a lesser extent other
specialty lending businesses
– Consumer lending grew
$1.9 billion primarily due to
automobile, home equity,
credit cards and purchased
residential real estate loans
partially offset by paydowns
of education loans

Lower Revenues and Improved Credit Quality
Impacted Profitability and Returns
Highlights
Revenue declined 4% driven by:
Decline in expense reflected
focused expense management
Pretax pre-provision earnings
(1)
decreased 8% primarily due to
lower noninterest income
Credit costs declined as overall
credit trends continued to
improve, but at a slower pace
$ change from:
(millions)
3Q13 2Q13 3Q12
Net interest income $2,234 ($24) ($165)
Noninterest income 1,686 (120) (3)
Total revenue $3,920 ($144) ($168)
Noninterest expense ($2,424) $11 $226
Pretax pre-provision
earnings
(1)
$1,496 ($133) $58
Provision (137) 20 91
Pretax earnings
(2)
1,359 (113) 149
Net income
$1,039 ($84) $114
Returns
ROAA
(3)
1.36% 1.49% 1.23%
ROACE
(3)
10.50% 11.81% 10.15%
(1),(2),(3) See Notes B, C and D respectively in the Appendix for additional details. (4) See Reconcilement section of the Appendix.
YTD:
Pretax pre-provision earnings
(1)(4)
increased 27% primarily due to
noninterest income growth of 20%
and expense decline of 6%
ROAA and ROACE increased to
1.40% and 11.00%
Linked quarter:
– Decline in NII
– Lower noninterest income
primarily due to impact of
higher asset sales and
valuations in 2Q13

3.82%
3.85%
3.81%
3.58%
3.47%
3.44%
3.43%
3.43%
3.26%
3.17%
3Q12
4Q12
1Q13
2Q13
3Q13

Net Interest Income Highlights
(1) Core net interest income (Core NII) is total net interest income (NII), as reported, less related purchase accounting accretion (scheduled and excess cash recoveries). (2) See Note E in Appendix for further details. (3) Net interest margin less (annualized PAA/average interest-earning assets). See Reconcilement in
Appendix.
Core NII
(1)
$2,035 ($19) ($119)
Scheduled accretion
173 (20) (51)
Excess cash recoveries
(2)
26 15 5
Total purchase accounting
accretion (PAA)
199 (5) (46)
Total NII
$2,234 ($24) ($165)
Highlights
Linked quarter:
Prior year quarter:
Average interest-earning assets
increased
1.4% primarily due to
average loan growth of 1.0%
NII decline of 1%
Average interest-earning assets
growth
of 3% driven by average
loan growth of 5% offset by decline
in investment securities balances
Core NII
(1)
decreased primarily due
to decline in asset yields
NII declined 5% primarily due to
lower yields and declining PAA
YTD:
$ change from:
(billions)
3Q13 2Q13 3Q12
Average interest-earning assets $260 $4 $7
Net interest
Margin(NIM)
Core NIM
(3)
(millions)
– Further spread compression
partially offset by loan growth
– Lower scheduled accretion
partially offset by higher excess
cash recoveries on purchased
impaired loans

Diversified Businesses Drove Fee Income
Highlights
(1) Asset management includes the Asset Management Group and BlackRock. (2) Commercial mortgage servicing rights valuation adjustments, net of economic hedge (CMSR) and credit valuations related to customer-initiated hedging activities (CVA). (3) See
Reconcilement section of the Appendix.
Noninterest income decreased 7%
primarily due to:
Fee income grew 1% primarily driven by
Deposit and Consumer services as well
as improvement in residential mortgage
repurchase obligations provision and
higher net hedging gains on RMSR
Noninterest income to total revenue of
43%
Linked quarter:
$ change from:
(millions)
3Q13 2Q13 3Q12
Asset management
(1)
$330 ($10) $25
Consumer services
316 2 28
Corporate services
306 (20) 11
Residential mortgage
199 32 (28)
Deposit service charges
156 9 4
Fee income
$1,307 $13 $40
Net gains on sales of securities
less net OTTI
19 (38) 3
Gain on VISA sales
85 2 (52)
Other
275 (97) 6
Total noninterest income
$1,686 ($120) ($3)
Prior Year Quarter:
Stable noninterest income largely
reflects strong fee income growth
including lower provision for
residential mortgage repurchase
obligations
YTD:
Fee income increased 19% or 5%
excluding provision for residential
mortgage repurchase obligations
(3)
– Impact of higher asset sales and
valuations
(2)
in 2Q13
– Decline in residential mortgage
loan sales revenue

Disciplined Expense Management While Investing for
Growth
$ change from:
(millions)
3Q13 2Q13 3Q12
Adjusted for specified items
(1)
:
Personnel $1,181 ($5) $8
Occupancy
205 (1) (2)
Equipment
194 5 10
Marketing
68 1 6
Other
728 (26) (113)
Noninterest expense, adjusted
for TPS charges and Other
specified items
(1)
$2,376 ($26) ($91)
Trust preferred securities
redemption-related charges
27 (3) (68)
Other specified items
21 18 (67)
Total noninterest expense
$2,424 ($11) ($226)
Efficiency ratio
(3)
62% 60% 65%
Efficiency ratio, adjusted
(3,4)
61% 59% 62%
Noninterest expense decline
reflects continued focus on
expense management
Achieved $700 million
CIP (2) target
Highlights
Linked quarter:
(1) Specified items are trust preferred securities redemption-related charges and Other specified items. Other specified items are residential mortgage foreclosure-related matters and integration costs. See Reconcilement section of the Appendix for impact of each specified item on each category of noninterest expense, where applicable. (2) CIP refers to PNC’s Continuous Improvement Program. (3) See Note F in the Appendix. (4) Efficiency ratio adjusted for integration costs and trust preferred securities redemption-related charges in each quarter where applicable. See Reconcilement section of the Appendix.
Prior Year Quarter:
Noninterest expense decline of
9% largely reflects lower trust
preferred securities redemption
charges, lower integration costs
and the benefit of our continuous
improvement efforts
YTD:
Noninterest expense down 6%

($ billions)
$9.9
$8.9
$8.0
$7.1
$6.9
Criticized commercial loans decreased 30% YoY
3Q12
4Q12
1Q13
2Q13
3Q13

($ billions)
$1.4
$1.4
$1.2
$1.0
$1.1
Accruing loans past due decreased 31% YoY
$2.5
$2.4
$1.9
$1.8
$1.6
3Q12
4Q12
1Q13
2Q13
3Q13

($ billions)
$3.4
$3.3
$3.4
$3.3
$3.2
NPLs decreased 6% YoY
3Q12
4Q12
1Q13
2Q13
3Q13

($ millions)
$331
$228
$310
$318
$456
$236
$208
$157
$224
$137
Net charge-offs decreased 32% YoY
3Q12
4Q12
1Q13
2Q13
3Q13

Overall Credit Quality Continued to Improve
Nonperforming loans
(2,4)
Provision and net charge-offs
Criticized commercial loans
30-89 Days
90 Days +
Accruing loans past due
(2,3)
As of quarter end except net charge-offs and provision, which are for the quarter. (1) Criticized loans are ones that we consider “special mention,”
“substandard’” or “doubtful”. (2) Loans acquired from National City or RBC Bank (USA) that were impaired are not included as they were recorded at estimated fair value when acquired and are currently considered performing loans due to the accretion of interest in purchase accounting. (3) Includes loans that are government guaranteed/insured, primarily residential mortgages. These loans totaled $2.0 billion in 3Q13. (4) Does not include loans held for sale or foreclosed and other assets. Excludes certain government insured or guaranteed loans and loans accounted for under the fair value option.
Criticized Commercial loans
(1)
Total nonperforming loans
Provision
Net charge-offs

Balance sheet	Loans	Modest growth
Income statement	Net interest income	Down modestly
	Fee income[2]	Continued growth
	Noninterest expense	Stable
	Loan loss provision	$150-$225 million

PNC

Outlook
(1)
– 4Q13 vs. 3Q13
(1) Refer to Cautionary Statement in the Appendix, including economic and other assumptions. Does not take into account impact of potential legal and regulatory contingencies or the potential impacts of the Congress failing to timely raise the Federal debt ceiling. (2) Fee income refers to
Noninterest income in the following categories: asset management, consumer services, corporate services, residential mortgage, and service charges on deposits.
Revenue to increase in 2013 compared to 2012
Expectation for 4Q13 vs. 3Q13:

Cautionary Statement Regarding Forward-Looking
Information
Appendix
This presentation includes “snapshot” information about PNC used by way of illustration and is not intended as a full business or financial review. It should not be viewed in isolation but rather in the context of all of the information made available by PNC in its SEC filings.
We also make statements in this presentation, and we may from time to time make other statements, regarding our outlook for earnings, revenues, expenses, capital levels and ratios, liquidity levels, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Forward-looking statements are typically identified by words such as “believe,” “plan,” “expect,” “anticipate,” “see,” “look,” “intend,” “outlook,” “project,” “forecast,” “estimate,” “goal,” “will,” “should”
and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.
Forward-looking statements speak only as of the date made. We do not assume any duty and do not undertake to update forward-looking statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.
Our forward-looking statements are subject to the following principal risks and uncertainties.
•Our businesses, financial results and balance sheet values are affected by business and economic conditions, including the following:
•Changes in interest rates and valuations in debt, equity and other financial markets.
•Disruptions in the liquidity and other functioning of U.S. and global financial markets.
•The impact on financial markets and the economy of any changes in the credit ratings of U.S. Treasury obligations and other U.S. government-backed debt, as well as issues surrounding the level of U.S. and European government debt and concerns regarding the creditworthiness of certain sovereign governments, supranationals and financial institutions in Europe.
•Actions by the Federal Reserve, U.S. Treasury and other government agencies, including those that impact money supply and market interest rates.
•Changes in customers’, suppliers’ and other counterparties’ performance and creditworthiness.
•Slowing or reversal of the current moderate U.S. economic expansion.
•Continued effects of aftermath of recessionary conditions and uneven spread of positive impacts of recovery on the economy and our counterparties, including adverse impacts on levels of unemployment, loan utilization rates, delinquencies, defaults and counterparty ability to meet credit and other obligations.
•Changes in customer preferences and behavior, whether due to changing business and economic conditions, legislative and regulatory initiatives, or other factors.
•Our forward-looking financial statements are subject to the risk that economic and financial market conditions will be substantially different than we are currently expecting. These statements are based on our current view that the moderate U.S. economic expansion will persist, despite drags from Federal fiscal restraint, the partial Federal government shutdown will not continue for an extended period of time, and short-term interest rates will remain very low but bond yields will remain elevated in the second half of 2013. These forward-looking statements also do not, unless otherwise indicated, take into account the impact of potential legal and regulatory contingencies or the potential impacts of the Congress failing to timely raise the Federal debt ceiling.

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
•PNC’s ability to take certain capital actions, including paying dividends and any plans to increase common stock dividends, repurchase common stock under current or future programs, or issue or redeem preferred stock or other regulatory capital instruments, is subject to the review of such proposed actions by the Federal Reserve as part of PNC’s comprehensive capital plan for the applicable period in connection with the regulators’ Comprehensive Capital Analysis and Review (CCAR) process and to the acceptance of such capital plan and non-objection to such capital actions by the Federal Reserve
•PNC’s regulatory capital ratios in the future will depend on, among other things, the company’s financial performance, the scope and terms of final capital regulations then in effect (particularly those implementing the Basel Capital Accords), and management actions affecting the composition of PNC’s balance sheet. In addition, PNC’s ability to determine, evaluate and forecast regulatory capital ratios, and to take actions (such as capital distributions) based on actual or forecasted capital ratios, will be dependent on the ongoing development, validation and regulatory approval of related models.
•Legal
and regulatory developments could have an impact on our ability to operate our businesses, financial condition, results of operations, competitive position, reputation, or pursuit of attractive acquisition opportunities. Reputational impacts could affect matters such as business generation and retention, liquidity, funding, and ability to attract and retain management. These developments could include:
•Changes resulting from legislative and regulatory reforms, including major reform of the regulatory oversight structure of the financial services industry and changes to laws and regulations involving tax, pension, bankruptcy, consumer protection, and other industry aspects, and changes in accounting policies and principles.  We will be impacted by extensive reforms provided for in the
Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and otherwise growing out of the recent financial crisis, the precise nature, extent and timing of which, and their impact on us, remains uncertain.
•Changes to regulations governing bank capital and liquidity standards, including due to the Dodd-Frank Act and to Basel-related initiatives.
•Unfavorable resolution of legal proceedings or other claims and regulatory and other governmental investigations or other inquiries.
In addition to matters relating to PNC’s business and activities, such matters may include proceedings, claims, investigations, or inquiries relating to pre-acquisition business and activities of acquired companies, such as National City.  These matters may result in monetary judgments or settlements or other remedies, including fines, penalties, restitution or alterations in our business practices, and in additional expenses and collateral costs, and may cause reputational harm to PNC.
•Results of the regulatory examination and supervision process, including our failure to satisfy requirements of agreements with governmental agencies.
•Impact
on business and operating results of any costs associated with obtaining rights in intellectual property claimed by others and of adequacy of our intellectual property protection in general.

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
•Business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through effective use of third-party insurance, derivatives, and capital management techniques, and to meet evolving regulatory capital standards.  In particular, our results currently depend on our ability to manage elevated levels of impaired assets.
•Business and operating results also include impacts relating to our equity interest in BlackRock, Inc. and rely to a significant extent on information provided to us by BlackRock.  Risks and uncertainties that could affect BlackRock are discussed in more detail by BlackRock in its SEC filings.
•We grow our business in part by acquiring from time to time other financial services companies, financial services assets and related deposits and other liabilities.  Acquisition risks and uncertainties include those presented by the nature of the business acquired, including in some cases those associated with our entry into new businesses or new geographic or other markets and risks resulting from our inexperience in those new areas, as well as risks and uncertainties related to the acquisition transactions themselves, regulatory issues, and the integration of the acquired businesses into PNC after closing.
•Competition can have an impact on customer acquisition, growth and retention and on credit spreads and product pricing, which can affect market share, deposits and revenues.  Industry restructuring in the current environment could also impact our business and financial performance through changes in counterparty creditworthiness and performance and in the competitive and regulatory landscape. Our ability to anticipate and respond to technological changes can also impact our ability to respond to customer needs and meet competitive demands.
•Business and operating results can also be affected by widespread natural and other disasters, dislocations, terrorist activities or international hostilities through impacts on the economy and financial markets generally or on us or our counterparties specifically.
We provide greater detail regarding these as well as other factors in our 2012 Form 10-K and our first and second quarter 2013 Form 10-
Qs, including in the Risk Factors and Risk Management sections and the Legal Proceedings and Commitments and Guarantees Notes of the
Notes To Consolidated Financial Statements in those reports, and in our subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss elsewhere in this presentation or in SEC filings, accessible on the SEC’s website at www.sec.gov and on our corporate website at www.pnc.com/secfilings.  We have included these web addresses as inactive textual references only. Information on these websites is not part of this document.
Any annualized, proforma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results. Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company.  The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of PNC or its management, and may not reflect PNC’s or other company’s actual or anticipated results.

Notes
Appendix
Explanatory Notes
(A) Basel I Tier 1 common capital ratio is period-end Basel I Tier 1 common capital divided by period-end Basel I risk-weighted assets.
(E) Excess cash recoveries represent cash payments from customers that exceeded the recorded investment of the designated impaired loans.
(C) Pretax earnings is income before income taxes and noncontrolling interests.
(F) Efficiency ratio calculated as noninterest expense divided by total revenue.
(B) Pretax pre-provision earnings is defined as total revenue less noninterest expense. We believe that pretax pre-provision earnings, a non-GAAP measure, is useful as a tool to help evaluate the ability to provide for credit costs through operations.
(D) ROAA is Return on Average Assets and ROACE is Return on Average Common Shareholders' Equity.

Estimated Pro forma Basel III Tier I Common Capital
Appendix
Basel I Tier 1 Common Capital Ratio
Dollars in millions Sept. 30, 2013 (a) June 30, 2013 December 31, 2012 Sept. 30, 2012
Basel I Tier 1 common capital
$27,543 $26,668 $24,951 $24,382
Basel I risk-weighted assets 265,708               264,750             260,847                 257,297
Basel I Tier 1 common capital ratio 10.4% 10.1% 9.6% 9.5%
(a) Estimated as of September 30, 2013.
Estimated Pro forma Basel III Tier 1 Common Capital Ratio (b)
Dollars in millions
Sept. 30, 2013 June 30, 2013 December 31, 2012
Basel I Tier 1 common capital $27,543 $26,668 $24,951
Less regulatory capital adjustments:
   Basel III quantitative limits (2,049)                 (2,224)                (2,330)
   Accumulated other comprehensive income (a) (231) (241) 276
   All other adjustments (274) (283) (396)
Estimated Basel III Tier 1 common capital $24,989 $23,920 $22,501
Estimated Basel III risk-weighted assets 289,695               290,838             301,006
Pro forma Basel III Tier 1 common capital ratio 8.6% 8.2% 7.5%
(a) Represents net adjustments related to accumulated other comprehensive income for available for sale securities and pension and other postretirement benefit plans.
(b) Pro forma Basel III Tier 1 common capital ratio estimate not provided in 3Q12.
We provide information below regarding PNC’s pro forma fully phased-in Basel III Tier 1 common capital ratio and how it differs from the Basel I
Tier 1 common capital ratio. This Basel III ratio, which is calculated using PNC's estimated risk-weighted assets under the Basel III advanced approaches, will replace the current Basel I ratio for this regulatory metric when PNC exits the parallel run qualification phase. The Federal
Reserve Board announced final rules implementing Basel III on July 2, 2013. Our estimate of Basel III capital information set forth below is based on our understanding of the final Basel III rules.
Tier 1 common capital as defined under the Basel III rules differs materially from Basel I. For example, under Basel III, significant common stock investments in unconsolidated financial institutions, mortgage servicing rights and deferred tax assets must be deducted from capital to the extent they individually exceed 10%, or in the aggregate exceed 15%, of the institution's adjusted Tier 1 common capital. Also, Basel I regulatory capital excludes certain other comprehensive income related to both available for sale securities and pension and other postretirement plans, whereas under Basel III these items are a component of PNC's capital. Basel III risk-weighted assets were estimated under the advanced approaches included in the Basel III rules and application of Basel II.5, and reflect credit, market and operational risk.
PNC utilizes this capital ratio estimate to assess its Basel III capital position (without the benefit of phase-ins), including comparison to similar estimates made by other financial institutions. This Basel III capital estimate is likely to be impacted by any additional regulatory guidance, continued analysis by PNC as to the application of the rules to PNC, and the ongoing evolution, validation and regulatory approval of PNC's models integral to the calculation of advanced approaches risk-weighted assets.

Non-GAAP to GAAP Reconcilement
Appendix
$ in millions Sept. 30, 2013 Jun. 30, 2013 Mar. 31, 2013 Dec. 31, 2012 Sep. 30, 2012
Net interest margin, as reported 3.47% 3.58% 3.81% 3.85% 3.82%
Purchase accounting accretion (1) $199 $204 $249 $273 $245
Purchase accounting accretion, if annualized $790 $818 $1,010 $1,086 $975
Avg. interest earning assets $259,606 $256,102 $256,180 $253,643 $252,606
Annualized purchase accounting accretion/Avg. interest-earning assets 0.30% 0.32% 0.38% 0.42% 0.38%
Core net interest margin (2) 3.17% 3.26% 3.43% 3.43% 3.44%
For the three months ended
(1) Purchase accounting accretion is scheduled purchase accounting accretion plus cash recoveries.
(2) PNC believes that core net interest margin, a non-GAAP measure, is useful as a tool to help evaluate the impact of purchase accounting accretion on net interest margin.  The adjustment represents annualized purchase accounting accretion divided by average interest-earning assets.
$ in millions
Sept. 30, 2013 Sept. 30, 2012 % Change
   Net interest income $6,881 $7,216 -5%
   Noninterest income $5,058 $4,227 20%
Total revenue $11,939 $11,443 4%
Noninterest expense ($7,254) ($7,753) -6%
Pretax pre-provision earnings (1) $4,685 $3,690 27%
Net income $3,166 $2,282 39%
(1) PNC believes that pretax, pre-provision earnings, a non-GAAP measure, is useful as a tool to help evaluate the ability to provide for credit costs through operations.
For the nine months ended

Non-GAAP to GAAP Reconcilement
Appendix
$ in millions Sept. 30, 2013 Jun. 30, 2013 Sept. 30, 2012
Total revenue, as reported $3,920 $4,064 $4,088
Total noninterest expense, as reported $2,424 $2,435 $2,650
   Efficiency ratio, as reported 62% 60% 65%
Total revenue, as reported $3,920 $4,064 $4,088
Total noninterest expense, as reported $2,424 $2,435 $2,650
Adjustments:
   Integration costs - - (35)
Total noninterest expense, as adjusted $2,397 $2,405 $2,520
   Efficiency ratio, as adjusted 61% 59% 62%
* Efficiency ratio calculated as noninterest expense divided by total revenue
For the three months ended
   Noncash charges for unamortized discounts related to
redemption of trust preferred securities
(27) (30) (95)
$ in millions
Sept. 30, 2013 Sept. 30, 2012 % change
Asset management $978 $867
Consumer services $926 $842
Corporate services $909 $817
Residential mortgage $600 $284
Deposit service charges $439 $423
Total fee income, as reported $3,852 $3,233 19%
Provision for residential mortgage repurchase obligations ($71) ($507)
Fee income, adjusted for provision for residential mortgage repurchase obligations $3,923 $3,740 5%
For the nine months ended

Non-GAAP to GAAP Reconcilement
Appendix
In millions Sept. 30, 2013 Jun. 30, 2013 Sept. 30, 2012
Personnel, as reported $1,181 $1,186
$1,171
Integration costs
2
Personnel, as adjusted $1,181 $1,186
$1,173
Occupancy, as reported $205 $206
$212
Integration costs
(5)
Occupancy, as adjusted $205 $206
$207
Equipment, as reported $194 $189
$185
Integration costs
(1)
Equipment, as adjusted $194 $189
$184
Marketing, as reported $68 $67
$74
Integration costs
(12)
Marketing, as adjusted $68 $67
$62
Other, as reported $776 $787
$1,008
Residential mortgage foreclosure-related matters (21) (3)
(53)
TPS redemption-related charges (27) (30)
(95)
Integration costs - -
(19)
Other, as adjusted $728 $754
$841
Noninterest expense, adjusted for specified items $2,376 $2,402
$2,467
Specified items - Total 48 33

Total noninterest expense $2,424 $2,435
$2,650
For the quarter ended